CONFIDENTIALITY AGREEMENT

This Agreement (this “Agreement”) is made and entered into as of October 24, 2007, by and between Kensey Nash Corporation (the “Company”), and each of the entities and natural persons listed on Schedule A hereto (such entities and natural persons and any Ramius Nominee that executes a joinder to this Agreement, collectively, the “Ramius Group”) (each of the Company and the Ramius Group, a “Party” to this Agreement, and collectively, the “Parties”).

WITNESSETH:

WHEREAS, in connection with the execution and performance of a Settlement Agreement between the Parties and certain other parties affiliated with the Ramius Group, dated October 24, 2007 (the “Settlement Agreement”), regarding the nomination of certain persons to the Board of Directors of the Company (the “Board”) and the Ramius Group’s forbearance of certain activities during the Standstill Period (as defined in the Settlement Agreement), the Company expects to provide or otherwise make available to either or both of Jeffrey Smith and Ceasar Anquillare (the “Ramius Nominees”) certain information, including information made available to either or both Ramius Nominees pursuant to Section 1 of this Agreement, developed by and/or concerning the Company that is non-public, confidential or proprietary in nature, including business and financial information concerning the Company and/or its operations (such information collectively, “Confidential Information”);

NOW THEREFORE, in consideration of the agreements, covenants and premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. The Company hereby agrees that prior to the 2007 Annual Meeting of Stockholders of the Company (the “2007 Annual Meeting”), the Company will not take any action that the Board considers material without first advising a Ramius Nominee regarding such action. The Ramius Nominees shall use the Confidential Information solely for the purpose of evaluating the Company and actions proposed to be taken by the Company, in connection with their respective preparations to serve as members of the Board if elected at the 2007 Annual Meeting.

2. All Confidential Information furnished by the Company to a Ramius Party will be kept confidential by all Ramius Parties and shall not, without the prior written consent of the Company, be disclosed by any Ramius Party in any manner whatsoever, in whole or in part, and shall not be used by any Ramius Party other than as necessary for the purpose of evaluating the Company and actions proposed to be taken by the Company and the Ramius Group’s investment in the Company. Moreover, each Ramius Party shall reveal the Confidential Information only to other Ramius Parties that need to know the Confidential Information for such purpose, who are informed by the revealing Ramius Party of the confidential nature of the Confidential Information and who agree to be bound by the terms and conditions of this Agreement. No Ramius Party shall, without the prior written consent of the Company, disclose any of the Confidential Information to its shareholders, members, other security holders or affiliates, or any of them, that are not Ramius Parties. Each member of the Ramius Group shall cause its Ramius Affiliates to comply with this Agreement. Each member of the Ramius Group shall be jointly and severally responsible for any breach of this Agreement by any Ramius Party. “Ramius Affiliates” means the directors, officers, managers, agents, representatives (including attorneys, accountants and financial advisers) and employees of the Company of any member of the Ramius Group; and “Ramius Parties” means the Ramius Affiliates and the members of the Ramius Group.

3. No Ramius Party shall, without the prior written consent of the Company, disclose to any person the fact that the Confidential Information has been made available by the Company to a Ramius Party. The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, the media and any individual, group, corporation, partnership, limited liability company or other entity, including any government or agency thereof.

4. All Confidential Information received by a Ramius Party hereunder will be returned to the Company promptly upon the request of the Company, subject to any documentation retention policies to which such Ramius Party is subject as required by law or regulatory authority; provided, however, that any analyses, compilations, studies or other documents prepared by a Ramius Party based upon or relating to or otherwise constituting Confidential Information shall be deemed to be Confidential Information and will be, at the option of the Company, either destroyed or held by such Ramius Party and kept confidential and subject to the terms of this Agreement, subject to any documentation retention policies to which such Ramius Party is subject as required by law or regulatory authority.

5. No Ramius Party will photocopy, reproduce or distribute to others any Confidential Information received at any time, except for distribution to persons entitled to receive Confidential Information hereunder for the purposes contemplated hereby or with the prior written consent of the Company.

6. Notwithstanding anything to the contrary contained herein: “Confidential Information” shall not include information which: (a) is at the time of disclosure or thereafter becomes generally available to the public other than as a result of a disclosure by a Ramius Party; (b) was, prior to disclosure by the Company, already in a Ramius Party’s possession, provided that the source of such information was, to such Ramius Party’s knowledge after reasonable inquiry, not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or a Company Affiliate; (c) becomes available to a Ramius Party on a nonconfidential basis from a source (other than the Company or a Company Affiliate) that is, to such Ramius Party’s knowledge after reasonable inquiry, not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or a Company Affiliate, and is not, to such Ramius Party’s knowledge after reasonable inquiry, under an obligation to the Company or a Company Affiliate not to transmit the information to such Ramius Party; or (d) was independently developed by a Ramius Party or a Ramius Affiliate without reference to or use of the Confidential Information. “Company Affiliates” means the directors, officers, agents, representatives (including attorneys, accountants and financial advisers) and employees of the Company.

7. Each member of the Ramius Group acknowledges that neither the Company nor any Company Affiliate makes any representation or warranty as to the accuracy or completeness of the Confidential Information furnished by it to any Ramius Party. Neither the Company nor any Company Affiliate shall have any liability to any Ramius Party hereunder resulting from the use of the Confidential Information by a Ramius Party.

8. In the event that any Ramius Party or any person to whom any Ramius Party transmits Confidential Information becomes legally required to disclose any Confidential Information furnished to it, the Ramius Group will, to the extent legally permissible, provide the Company with prompt notice thereof so that the Company may, if available, promptly seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. In the event that such protective order or other remedy is not obtained, or the Company waives compliance with the provisions of this Agreement, the Ramius Party (or the person to whom the Ramius Party transmitted such Confidential Information) may, without liability hereunder, disclose only that portion of the Confidential Information furnished hereunder which, based upon the advice of counsel of such Ramius Party, the disclosure of which is legally required and will exercise its reasonable best efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

9. Each member of the Ramius Group acknowledges and agrees that irreparable injury to the Company would occur in the event any Ramius Party obligations under this Agreement were not performed in accordance with the specific terms of this Agreement or a Ramius Party otherwise breached this Agreement and that such injury would not be adequately compensable in damages. It is accordingly agreed by each member of the Ramius Group that the Company shall be entitled to specific enforcement of (without the necessity of posting a bond or other security or proving actual damages), and injunctive relief to prevent any violation of (without the necessity of posting a bond or other security or proving actual damages), the terms of this Agreement by any Ramius Party and that no Ramius Party will take any action, directly or indirectly, in opposition to the Company seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 9 shall not in any way affect a Party’s right to exercise its rights at law. Each member of the Ramius Group, jointly and severally, shall reimburse, indemnify and hold harmless the Company and the Company Affiliates against any and all costs and liabilities arising from the breach of any provision of this Agreement by any Ramius Party.

10. The terms, conditions and provisions of this Agreement shall apply only with respect to Confidential Information received by a Ramius Party prior to the earlier of (i) the election of the Ramius Nominees to the Board or (ii) the conclusion of the Company’s 2007 Annual Meeting.

11. Each member of the Ramius Group hereby irrevocably appoints RCG Starboard Advisors, LLC as such member’s attorney-in-fact and representative (the “Ramius Representative”), in such member’s place and stead, to do any and all things and to execute any and all agreements, instruments and other documents and any amendments, modifications and waivers thereto and hereto and to give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby. The Company shall be entitled to rely, as being binding on each member of the Ramius Group, upon any action taken by the Ramius Representative or upon any document, notice, instruction or other writing given or executed by the Ramius Representative. Each member of the Ramius Group acknowledges and agrees that each agreement, covenant or other obligation of the Ramius Group hereunder shall be binding on such member of the Ramius Group.

12. Each member of the Ramius Group acknowledges and agrees that it is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material nonpublic information from the issuer of securities, and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its conflict of law rules.

14. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements understandings, both written and oral, among the Parties with respect to the subject matter hereof. No modifications of this Agreement can be made except in writing signed by an authorized representative of each of the Company and each member of the Ramius Group.

15. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

16. This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. At the request of any party each other party shall promptly re-execute an original form of this Agreement or any amendment hereto and deliver the same to the other party. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.This Agreement embodies the entire agreement between the Parties and supersedes any and all prior or contemporaneous oral or written agreements, arrangements and understandings concerning the matters provided for herein.

17. Any notices, consents, determinations, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Kensey Nash Corporation
735 Pennsylvania Drive
Exton, Pennsylvania 19341
Attention: Joseph Kaufman
Facsimile: 484-713-2901

With a copy to:

Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661-3693
Attention: David Shevitz, Esq. and Mark D. Wood, Esq.
Facsimile: 312-902-1061

If to the Ramius Group or any member of the Ramius Group:

Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York 10017
Attention: Jeffrey Smith
Facsimile: 212-201-4802

With a copy to:

Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Attention: Steven Wolosky, Esq.
Facsimile: (212) 451-2222

18. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party shall assign this Agreement or any rights or obligations hereunder without, with respect to any member of the Ramius Group, the prior written consent of the Company, and with respect to the Company, the prior written consent of the Ramius Representative.

19. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (a) all references to Sections or Schedules are to Sections or Schedules contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (c) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

KENSEY NASH CORPORATION

By:
	Name:	Joseph W. Kaufmann
	Title:	Chief Executive Officer, President, Secretary

PARCHE, LLC		RCG STARBOARD ADVISORS, LLC

By:	RCG Starboard Advisors, LLC, its managing member	By:	Ramius Capital Group, L.L.C., its sole member

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.		RAMIUS CAPITAL GROUP, L.L.C. By: C4S & Co., L.L.C., as managing member

By:	RCG Starboard Advisors, LLC, its investment manager	C4S & CO., L.L.C.

By:
	Name:	Jeffrey M. Solomon
	Title:	Authorized Signatory

PETER A. FELD

JEFFREY C. SMITH

Individually and as attorney-in-fact for Ceasar Anquillare

By: Starboard Value and Opportunity Master Fund Ltd.

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

By: Parche, LLC

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

By: RCG Enterprise, Ltd

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

By: RCG Starboard Advisors, LLC

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

By: Ramius Capital Group, L.L.C.

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

By: C4S & CO., L.L.C.

By: ________________________________
Name: Jeffrey M. Solomon
Title: Authorized Signatory

SCHEDULE A

The Ramius Group

Parche, LLC

Starboard Value and Opportunity Master Fund Ltd.

RGC Starboard Advisors, LLC

Ramius Capital Group, L.L.C.

C4S & CO., LLC RCG Enterprise, Ltd

Ceasar Anquillare

Peter A. Feld

Jeffrey C. Smith